UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 31, 2007

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Millennium India Acquisition Company Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-32931	20-4531310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 East 38th Street, Suite 46C New York, NY 10016
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code:  (212) 681-6763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The PowerPoint presentation attached as an exhibit to this report supplements the PowerPoint presentation attached as an exhibit to our Current Report on Form 8-K filed on July 19, 2007, relating to our proposed acquisition of a minority equity interest in the SMC Group.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

99.1	Powerpoint Presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium India Acquisition Company Inc.

Dated: July 31, 2007	By:	/s/ F. Jacob Cherian
F. Jacob Cherian
President and Chief Executive Officer

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